UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1

Explanatory Note

On September 10, 2019, Advanced Energy Industries, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”) to report the completion of its acquisition of Artesyn Embedded Technologies, Inc.’s (“Artesyn”) Embedded Power (“Embedded Power”) business pursuant to that certain Stock Purchase Agreement, dated May 14, 2019, as amended by the First Amendment to Stock Purchase Agreement, dated September 9, 2019, by and among the Company, Artesyn, Pontus Holdings, LLC and Pontus Intermediate Holdings II, LLC. Prior to the acquisition of Artesyn, Artesyn engaged in a pre-acquisition reorganization which divested its embedded computing business and its consumer business (such divested businesses, the “Artesyn Legacy Businesses”).

This Current Report is being filed by the Company to amend the Form 8-K to provide (i) audited consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of December 31, 2018 and, 2017 and for the years ended December 31, 2018, 2017 and 2016, (ii) unaudited condensed consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of and for the three and six months ended June 30, 2019 and 2018, and (iii) unaudited pro forma condensed combined financial information giving effect to the acquisition for the six months ended June 30, 2019 and for the year ended December 31, 2018.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016, filed as Exhibit 99.1 hereto and incorporated by reference.

The unaudited condensed consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018, filed as Exhibit 99.2 and incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Artesyn Embedded Technologies, Inc., as adjusted to remove the Artesyn Legacy Businesses, for the six months ended June 30, 2019 and the year ended December 31, 2018, and accompanying notes, filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Audited consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

99.2	Unaudited condensed consolidated financial statements of Artesyn Embedded Technologies, Inc. and subsidiaries as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018.

99.3

Unaudited pro forma condensed combined statements of operations of Advanced Energy Industries, Inc. and Artesyn Embedded Technologies, Inc.’s Embedded Power Base business for the six months ended June 30, 2019 and the year ended December 31, 2018.

104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Paul Oldham
Date: November 22, 2019	Paul Oldham
Chief Financial Officer & Executive Vice President